Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Lending Partners LLC

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in conjunction with the proposed offering by GoodLeap Sustainable Home Solutions Trust 2022-1 of the Sustainable Home Improvement Loan Backed Notes, Series 2022-1. Goldman Sachs Lending Partners LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Goldman Sachs & Co. LLC (“Goldman” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 8, 2021, representatives of Goldman, on behalf of the Company, provided us with a listing with respect to 10,748 sustainable home improvement loans (the “Sustainable Home Improvement Loan Listing”). At the Company’s instruction, we randomly selected 200 sustainable home improvement loans from the Sustainable Home Improvement Loan Listing (the “Sample Assets”).

Additionally, on December 10, 2021, representatives of GoodLeap, LLC (“GoodLeap”), on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by GoodLeap, on behalf of the Company, as of the close of business on December 7, 2021, with respect 10,713 sustainable home improvement loans, including each of the 200 Sample Assets (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.          Contract ID (for informational purposes only)

2.          State of contract

3.          City

4.          Zip code

5.          Payment frequency

6.          Rate

7.          Original term (months) (origination)

8.          Original loan amount

9.          First payment due date

10.       Last payment due date

11.       Issuer originated asset (Y/N)

12.       Re-amortized monthly payment

13.       Target balance date

14.       System Size (kW)*

15.       Contracted generation guaranteed (%)

16.       Current monthly payment

17.       ACH Payment (Y/N)

18.       In-service date (PTO Date)

19.       FICO score

20.       Installer name

21.       Solar panel manufacturer

22.       Inverter manufacturer

23.       Battery manufacturer

24.       Purchased /portfolio asset (Y/N)

25.       Current loan balance

26.       Remaining term of contract (months)

27.       Number of days past due

28.       UCC filing status

29.       ITC amount

30.       # of months since PTO

31.       Remaining term to target balance date (months)

*For Sample Assets with an “origination date” (as set forth on the Statistical Data File) on or after January 1, 2019.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 16. through 28. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, on behalf of the Company, as of December 7, 2021 (collectively, the “System File”).

With respect to our comparison of Characteristic 29., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by Goldman, on behalf of the Company, from GoodLeap’s origination system (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) December 7, 2021. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 31., we recomputed the remaining term to target balance date (months) as the number of months between (i) December 7, 2021 and (ii) the target balance date (as set forth on the Welcome Letter). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., for the Sample Asset indicated in Appendix A, we observed a difference with respect to the zip code set forth on the Statistical Data File when compared to the zip code set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and compare the zip code set forth on the Statistical Data File to the zip code set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristic 8., for the Sample Asset indicated in Appendix B, we observed a difference with respect to the original loan amount set forth on the Statistical Data File when compared to the original loan amount set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and compare the original loan amount set forth on the Statistical Data File to the original loan amount set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 9., for the Sample Asset indicated in Appendix C, we observed a difference with respect to the first payment due date set forth on the Statistical Data File when compared to the first payment due date set forth on the Welcome Letter. For this Sample Asset, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Statistical Data File to the first payment due date set forth on Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix D, we observed a difference with respect to the last payment due date set forth on the Statistical Data File when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Statistical Data File to the last payment due date set forth on Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 14., differences of 0.01 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 30. and 31., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix E. Supplemental information is contained on Appendix F.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 22, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Asset:

2108045450

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 8. for the following Sample Asset:

2105051548

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Asset:

2107051329

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

2105051548
2004035342
2016029563

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in contracted generation guaranteed %.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 22, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix E

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Purchase Agreement

1	2102055059	Contracted generation guaranteed %	0%	95%
1	2116059131	Contracted generation guaranteed %	0%	95%